Exhibit 10.22

TRANSITION AGREEMENT

This Transition Agreement (the “Agreement”) is entered as of the dates signed below by and among Marshall Horowitz (“Employee”) and Tilt Holdings Inc. (the “Company”).

1.            Separation of Employment. Employee’s final date of employment with the Company will be May 28, 2021 or such other date mutually agreed by the parties (the “Separation Date”). Prior to his final date of employment, Employee agrees to continue in his current role, attend to assigned duties as requested, and assist with the transition of duties to any successor(s). The period of employment prior to the final date of employment shall be known as the "Transition Period" during which time Employee shall continue to earn his current salary and benefits and vest in his stock options as provided under the attached Stock and Incentive Plans and Amended Stock Option Grants (Attachment A). On the Separation Date, Employee and the Company agree to sign a form of General Release (“Release Agreement”) as set forth at Attachment B. On such date, Employee will be paid in full for any and all outstanding salary, in addition to his accrued paid time off (PTO), which PTO the parties agree shall equal 260 hours at the rate of $192.31 per hour, with a value of $50,000.06 (Fifty-Thousand Dollars and Six Cents). In addition, Employee and the Company each agree to sign a form of the Release Agreement following completion of the cooperation period on or about August 31, 2021. By signing the Agreement below, Employee acknowledges that, other than payment for any amounts due under this Agreement, including vested equity, no further compensation of any type (including bonuses, commissions, or other forms of remuneration) is due Employee by the Company at the time he executes the Agreement, except as provided under this Agreement.

2.            Company’s Consideration for Agreement. In exchange for executing this Agreement and abiding by its terms, the Company will provide Employee with the following benefits:

(a)            advance notice of separation and employment through May 28, 2021;

(b)            a lump-sum payment of two hundred and fifty thousand ($250,000) dollars, which shall be paid on May 28, 2021, which payment shall be subject to all required taxes, authorized deductions and withholdings;

(c)            a second lump-sum payment of two hundred and fifty thousand ($250,000) dollars, which shall be made on July 30, 2021, which payment shall be subject to all required taxes, authorized deductions and withholdings;

(d)            accelerated vesting as of July 30, 2021 of four-hundred thousand (400,000) unvested stock-options, which shall include 200,000 stock options which otherwise vest as of July 29, 2021, and 200,000 stock options which otherwise vest as of January 29, 2022. For clarification, Employee has been awarded 800,000 options, vesting 200,000 options on each of the following dates: 1/29/21, 7/29/21, 1/29/22, 7/29/22 (as reflected in Attachment A). Employee previously vested 200,000 options on 1/29/21, he is granted accelerated vesting for the 2nd and 3rd option awards, and he will forfeit those options vesting on 7/29/22. On or prior to the July 30, 2022, the Company will provide Employee with technical assistance in the exercise of any stock-options, including exploring the possibility of providing Employee the option of a "cashless exercise" of any stock-options; and

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(e)            Employee shall have until July 30, 2022 to exercise any and all of his vested options, which are those specified in sub-section 2(d) and attachment A, as well as the 400,000 options previously vested under his original employment agreement. Such extension shall be reflected in a duly authorized amendment to the relevant stock plans.

Payments shall be delivered via direct deposit or via overnight delivery to Employee's current address. Employee acknowledges and agrees that, but for Employee’s execution of this Agreement, Employee would not otherwise be entitled to the benefits described in this paragraph (the “Severance Benefits”).

3.            Employee’s Consideration for Agreement.

(a)            In consideration for the payments and undertakings described in this Agreement, Employee releases and waives any and all claims that Employee might possibly have against the Company, whether Employee is aware of them or not. In legal terms, this means that, individually and on behalf of his or her representatives, successors, and assigns, Employee does hereby completely release and forever discharge the Company, its parent, subsidiaries, divisions, affiliates, including their respective predecessors in interest, members, partners, principals, shareholders, directors, officers, agents, attorneys, employees, and representatives, and the successors and assigns of each of them (each a “Company Released Party”), from all claims, rights, demands, actions, obligations, and causes of action of any and every kind, nature and character, known or unknown, which Employee may now have, or has ever had. This Release covers all statutory, common law, constitutional and other claims, including but not limited to:

(i)	Any and all claims for wrongful discharge, constructive discharge, or wrongful demotion;

(ii)	Any and all claims relating to any contracts of employment, express or implied, or breach of the covenant of good faith and fair dealing, express or implied;

(iii)	Any and all tort claims of any nature, including but not limited to claims for negligence, defamation, misrepresentation, fraud, or negligent or intentional infliction of emotional distress;

(iv)	Any and all claims for wages, compensation, bonuses, commissions, penalties, and/or benefits under any statutory or common law theory whatsoever;

(v)	Any and all claims for discrimination or harassment based on sex, race, age, national origin, religion, disability, medical condition, or any other protected characteristic under federal, state or municipal statutes or ordinances; any claims under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, 42 U.S.C. Section 1981, the Americans With Disabilities Act, the Employment Retirement Income Security Act, the Family and Medical Leave Act, the Age Discrimination in Employment Act of 1967, as amended (“ADEA”); the Older Workers’ Benefit Protection Act of 1990, as amended , the California Fair Employment and Housing Act as amended, the Unruh Civil Rights Act as amended and the California Labor Code, as amended, including but not limited to Labor Code section 132a and any other laws and regulations relating to employment;

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(vi)	Any and all claims for attorneys’ fees or costs; and

(vii)	Any and all rights Employee may have to any continuing or future employment with any Released Party.

(b)           Excluded Claims. This release is not intended to encompass any rights or claims that cannot be released by Employee as a matter of law, including, but not limited to, claims for workers’ compensation or unemployment benefits. Nor is this release intended to prevent Employee from filing a statutory claim concerning employment with the Company or the termination thereof with the federal Equal Employment Opportunity Commission, the National Labor Relations Board, or similar state agencies. However, if Employee does so, or if any such claim is prosecuted in his/her name before any court or administrative agency, Employee waives and agrees not to take any award of money or other damages from such suit. In addition, this release expressly excludes i) any right to indemnification that Employee may have pursuant to the Company’s bylaws, its corporate charter or under any written indemnification agreement with the Company (or any corresponding provision of any subsidiary or affiliate of the Company) with respect to any loss, damages or expenses (including but not limited to attorneys’ fees to the extent otherwise provided) that Employee may incur with respect to his service as an employee, officer or director of the Company or any of its subsidiaries or affiliates; ii) any rights that Employee may have to insurance coverage for such losses, damages or expenses under any Company (or subsidiary or affiliate) directors and officers liability insurance policy; iii) any equity-based awards previously granted by the Company to Employee, to the extent that such awards continue after the termination of Employee’s employment with the Company in accordance with the applicable terms of such awards; and iv) and all claims arising out of and in relation to all rights granted under this Agreement.

4.            Company Release of Employee. The Company expressly waives and releases any and all claims that the Company or any Company Released Party might possibly have against Employee arising from his employment relationship with the Company or otherwise that may be waived or released by law whether the Company is aware of them or not. Such release includes, but is not limited to, any and all claims relating to any contracts of employment, express or implied, breach of any duties arising therefrom, breach of the covenant of good faith and fair dealing, express or implied, as well as any and all tort claims of any nature, including but not limited to claims for negligence, defamation, misrepresentation, fraud, or negligent or intentional infliction of emotional distress.

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5.            Waiver of Unknown Future Claims. Employee and the Company each hereby voluntarily elect to assume all risks for claims that now exist in his/her/its favor, known or unknown, arising from the subject matter of this Agreement. Employee and the Company are each expressly waiving and releasing any provisions, rights, benefits, or claims conferred by Section 1542 of the California Civil Code or by any law of any State or territory of the United States or other jurisdiction, or principle of common law, which is similar, comparable, or equivalent to Section 1542 with respect to all known and unknown claims, and waiving any rights under California Civil Code Section 1542, or similar laws, which provides: “A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.”

6.            No Claims. Employee represents and warrants that he has not instituted any complaints, charges, lawsuits or other proceedings against any Company Released Parties with any governmental agency, court, arbitration agency or tribunal. The Company represents and warrants that it has not instituted any complaints, charges, lawsuits or other proceedings against Employee with any governmental agency, court, arbitration agency or tribunal.

7.            Ongoing Cooperation. Following the Separation Date, Employee agrees to provide reasonable assistance to the Company as requested for a period of three (3) months, ending on August 31, 2021, and agrees that the payment amounts set forth in this Agreement exceed fair and reasonable consideration for such assistance. The Company will reimburse the Employee for any expenses that he reasonably incurs in connection with such cooperation.

8.            Return of Property. Within seven days after August 31, 2021, or on such other date mutually agreed by the parties, Employee agrees to return his company laptop to the Company, and to return or destroy as appropriate, hard copy and electronic files, and any other proprietary material in Employee’s possession or control. Employee is not authorized to retain any physical, computerized, electronic or other types of copies of any such physical, computerized, electronic or other types of records, documents, proposals, notes, lists, files or materials, or Company equipment unless authorized in writing. Please ensure all applicable property is sent to the corporate office at 2801 E. Camelback Road, Phoenix, AZ - Suite 180. Employee shall be permitted to retain his printer and his file cabinet.

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9.            Preservation of Proprietary Information. Employee acknowledges that in the course of his employment with the Company, certain factual and strategic information specifically related to the Company and its affiliates has been disclosed to Employee in confidence (“Company Information”). Employee agrees to keep such Company Information confidential, and not to make use of such information on his or her own behalf or for any other purpose. This obligation does not apply to any Company Information Employee is affirmatively authorized to disclose pursuant to any provision of applicable law. Pursuant to the Defend Trade Secrets Act of 2016, Employee acknowledges that Employee shall not have criminal or civil liability under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, if Employee files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Employee may disclose the trade secret to his/her attorney and may use the trade secret information in the court proceeding, if Employee or his/her attorney files any document containing the trade secret under seal, and does not disclose the trade secret, except pursuant to court order. Notwithstanding the foregoing, the Employee may truthfully respond to a lawful and valid subpoena or other legal process, but shall give the Company the earliest possible notice thereof, shall, as much in advance of the return date as possible, make available to the Company and its counsel the documents and other information sought, and shall assist the Company and such counsel in resisting or otherwise responding to such process. All reasonable costs incurred by employee in providing such notice and responding to any subpoena shall be reimbursed by the Company.

10.          Non-Interference with Customers. During the Transition Period and for a period of twelve (12) months after the Separation Date, Employee will not, directly or indirectly through any other Person, use any of the Company’s trade secrets to influence or attempt to influence customers, vendors, suppliers, licensors, lessors, joint venturers, associates, consultants, agents, or partners of the Company or any Affiliate of the Company to divert their business away from the Company or such Affiliate, and Employee will not otherwise use the Company’s trade secrets to interfere with, disrupt or attempt to disrupt the business relationships, contractual or otherwise, between the Company or any Affiliate of the Company, on the one hand, and any of its or their customers, suppliers, vendors, lessors, licensors, joint venturers, associates, officers, employees, consultants, managers, partners, members or investors, on the other hand. As used herein, “Affiliate” of the Company means a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. The term “Person” shall be construed broadly and shall include, without limitation, an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

11.          Confidentiality of Agreement. Employee agrees that discussions regarding his departure, the Company's internal staffing plans, and the existence, terms and conditions of this Agreement ("Transition Information") are strictly confidential. Unless given prior authorization from the Company, Employee shall not disclose, discuss or reveal Transition Information to any persons, entities or organizations except as follows: (a) as required by court order; (b) to Employee’s spouse; or (c) to Employee’s attorneys or accountants. Likewise, the Company agrees that it shall not disclose Transition Information except to the executive team and those related support staff who are necessary for the operation of the business and to give effect to this Transition Agreement.

12.          Mutually Agreed Press Release; Non-Disparagement.

(a)            To the extent necessary, the parties agree that the Company shall prepare a mutually agreed upon announcement of Employee's departure and shall coordinate in good faith on all communications regarding such matters.

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(b)            Employee shall not make any public statements, written or oral, or cause or encourage others to make any statements, written or oral, that defame, disparage or in any way criticize the personal or business reputation, practices, or conduct of the Company. Employee acknowledges and agrees that this prohibition extends to statements, written or oral, made to anyone, including but not limited to, the news media, investors, potential investors, any board of directors or advisory board or directors, industry analysts, competitors, strategic partners, vendors, employees (past and present), and clients or potential clients of the Company and its affiliates. Notwithstanding the foregoing, this provision does not prohibit disclosures that Employee is required to make to comply with applicable laws or regulations nor does it preclude the Employee from making truthful disclosures that Employee is affirmatively authorized to make pursuant to any provision of applicable law or to conduct or testimony in the context of enforcing the terms of this Agreement or other rights, powers, privileges, or claims not released by this Agreement.

(c)            The Company shall instruct its Officers, Directors and Executive Team that they are prohibited from making any public statements, written or oral, or cause or encourage others to make any public statements, written or oral, that defame, disparage or in any way criticize the personal or business reputation, practices, or conduct of Employee. Notwithstanding the foregoing, this provision does not prohibit disclosures that any Director, Officer, employee or former director, officer or employee is required to make to comply with applicable laws or regulations, nor does it preclude such persons from making truthful disclosures that they are affirmatively authorized to make pursuant to any provision of applicable law or to conduct or testimony in the context of enforcing the terms of this Agreement or other rights, powers, privileges, or claims not released by this Agreement.

13.          Acknowledgment.    Employee represents and agrees that in executing this Agreement he is relying solely upon his or her own judgment, belief and knowledge, and the advice and recommendations of any independently selected counsel, concerning the nature, extent and duration of his or her rights and claims. Employee acknowledges that he has executed this Agreement voluntarily, free of any duress of coercion. Further, Employee acknowledges that he has a full understanding of the terms of this Agreement and that he is not executing this Agreement in reliance on any promise, representation, or warranty not contained in this Agreement.

14.          Older Work Benefit Protection Act Protections. Pursuant to the Age Discrimination in Employment Act and the Older Workers’ Benefit Protection Act, the Company hereby advises Employee that Employee is advised to consult with an attorney prior to signing this Agreement. Employee has up to twenty-one (21) days within which to consider whether Employee should sign this Agreement, but Employee may sign the Agreement any time during that period. Any modifications made to the Agreement shall not extend the consideration period. If Employee signs the Agreement, Employee shall have seven (7) days thereafter to revoke the Agreement. To revoke the Agreement, Employee must deliver written notice of the revocation to Chris Hoban, Tilt Holdings at choban@tiltholdings.com, with a copy to Holly Sutton, Esq. hsutton@fbm.com, so that it is received before the seven-day revocation period expires. If Employee revokes the Agreement, Employee shall not be entitled to any Severance Benefits. This Agreement becomes effective on the eighth day after it is executed by Employee and returned to the Company (“Effective Date”). In signing this Agreement, Employee is not releasing or waiving any claims based on conduct or events that occur after the Agreement is signed.

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15.          Section 409A. Notwithstanding anything in this Agreement or elsewhere to the contrary:

(a)            It is intended that any amounts payable under this Agreement and the Company’s and the Employee’s exercise of authority or discretion hereunder shall comply with and avoid the imputation of any tax, penalty or interest under Section 409A of the Internal Revenue Code ("Code"). This Agreement shall be construed and interpreted consistent with that intent.

(b)            Each item of remuneration referred to in this Agreement shall be treated as a separate payment for purposes of Section 409A of the Code.

(c)            In the event the Internal Revenue Service determines that any payments made hereunder are subject to the imputation of any tax, penalty or interest under Section 409A ("409A Costs"), the Company agrees to reimburse Employee for all such 409A Costs within 30 days of submission by Employee of records reflecting the imposition of such costs.

16.          Arbitration. All controversies or claims arising out of or relating to this Agreement, its enforcement, arbitrability or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of its provisions, or any other non-time barred, legally actionable controversy or claim arising out of or relating to the Employee’s employment or association with the Company or termination of the same, including, without limiting the generality of the foregoing, any alleged violation of state or federal statute, common law or constitution, shall be submitted to individual, final and binding arbitration, to be held in Los Angeles County, California, before a single arbitrator selected from Judicial Arbitration and Mediation Services, Inc. (“JAMS”), in accordance with the then-current JAMS Arbitration Rules and Procedures for employment disputes, as modified by the terms and conditions in this Section (which may be found at www.jamsadr.com under the Rules/Clauses tab). The parties will select the arbitrator by mutual agreement or, if the parties cannot agree, then by striking from a list of qualified arbitrators supplied by JAMS from their labor and employment law panel. Final resolution of any dispute through arbitration may include any remedy or relief that is provided for through any applicable state or federal statutes, or common law. Statutes of limitations shall be the same as would be applicable were the action to be brought in court. The arbitrator selected pursuant to this Agreement may order such discovery as is necessary for a full and fair exploration of the issues and dispute, consistent with the expedited nature of arbitration. At the conclusion of the arbitration, the arbitrator shall issue a written decision that sets forth the essential findings and conclusions upon which the arbitrator’s award or decision is based. Any award or relief granted by the arbitrator under this Agreement shall be final and binding on the parties to this Agreement and may be enforced by any court of competent jurisdiction. The Company will pay those arbitration costs that are unique to arbitration, including the arbitrator’s fee (recognizing that each side bears its own deposition, witness, expert and attorneys’ fees and other expenses to the same extent as if the matter were being heard in court). If, however, any party prevails on a statutory claim, which affords the prevailing party attorneys’ fees and costs, then the arbitrator may award reasonable fees and costs to the prevailing party. The arbitrator may not award attorneys’ fees to a party that would not otherwise be entitled to such an award under the applicable statute. The arbitrator shall resolve any dispute as to the reasonableness of any fee or cost. The parties acknowledge and agree that they are hereby waiving any rights to trial by jury in any action or proceeding brought by either of the parties against the other in connection with any matter whatsoever arising out of or in any way connected with this Agreement or the Employee’s employment.

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17.          Remedies. Each of the parties to this Agreement and any such person or entity granted rights hereunder whether or not such person or entity is a signatory hereto shall be entitled to enforce its rights under this Agreement specifically to recover damages and costs for any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each party may in its sole discretion apply to any court of law or equity of competent jurisdiction for provisional injunctive or equitable relief and/or other appropriate equitable relief (without posting any bond or deposit) in order to enforce or prevent any violations of the provisions of this Agreement. Each party shall be responsible for paying its own attorneys’ fees, costs and other expenses pertaining to any such legal proceeding and enforcement regardless of whether an award or finding or any judgment or verdict thereon is entered against either party, except that it is expressly agreed by the Parties that in the event Employee is a prevailing party in an action to enforce this Agreement with respect to the timely payment in full of the Severance Amount, Employee shall be awarded his reasonable fees and costs incurred with respect to such proceedings. Moreover, in the event the Severance Amount is not paid in full as provided in Section 2 above, the parties agree that the release(s) extended by Employee herein and in the Release Agreement(s) shall be deemed null and void, and Employee will be free to pursue any and all claims against the Company as though the Agreement had not been executed.

18.          Miscellaneous

(a)            Binding on Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company and shall inure to the benefit of and be binding upon Employee’s heirs, executors, administrators, successors and assigns. This Agreement is specific to Employee and may not be assigned by Employee.

(b)            Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(c)            No Transferred Claims. Employee and the Company each represents and warrants to the other that neither has heretofore assigned or transferred to any person not a party to this Agreement any released matter or any part or portion thereof.

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(d)            Entire Agreement. The following documents are attached hereto and incorporated herein: (i) Indemnification Agreement dated July 29, 2019; (ii) all applicable Tilt Holdings Inc. Amended and Restated Stock and Incentive Plans and Amended and Restated Notice of Stock Option Grants (Attachment A). Together, such documents along with the Transition Agreement contain the entire agreement and understanding between Employee and the Company regarding the matters set forth herein and replace all prior agreements, arrangements and understandings, written or oral, including that certain Employment Agreement dated July 29, 2020. This Agreement cannot be amended, modified, supplemented, or altered, except by written amendment or supplement signed by Employee and the Company.

(e)            Headings; Interpretation. The various headings contained herein are for reference purposes only and do not limit or otherwise affect any of the provisions of this Agreement. It is the intent of the parties that this Agreement not be construed more strictly with regard to one party than with regard to any other party.

(f)            Counterparts. This Agreement may be executed in counterparts, including facsimile counterparts or via DocuSign, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or DocuSign shall be effective delivery of a manually executed counterpart to this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date indicated below.

Tilt Holdings Inc.

By:	/s/ Mark Scatterday	Date:	April 19, 2021
Mark Scatterday
Chief Executive Officer

EMPLOYEE

By:	/s/ Marshall Horowitz	Date:	April 19, 2021
Marshall Horowitz

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Attachment A

[Stock Grants]

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Attachment B

FORM OF RELEASE AGREEMENT

This form to be completed and signed:

1)	on Employee’s Final Date of Employment in May 2021; and

2)	at the end of the cooperation period on August 31, 2021.

1)            By signing below, Employee acknowledges that he previously signed this Agreement on___________. He hereby extends all covenants and promises made herein through the date signed below.

2)            Employee acknowledges and agrees that he has been paid all salary, wages, accrued paid time off, reimbursable expenses, and any and all other earned or accrued compensation owed to me through the Severance date as reflected in the Transition Agreement with the exception of the lump sum payment(s) due __________________.

3)            Employee Release of Claims.

a)            In consideration for the payments and undertakings described in this Agreement, Employee releases and waives any and all claims that he might possibly have against the Company, whether he is aware of them or not. In legal terms, this means that, individually and on behalf of his representatives, successors, and assigns, he does hereby completely release and forever discharge the Company, its shareholders, successors, assigns, directors, officers, managers, agents, attorneys, contractors, and past and present employees (“the Releasees”) from all claims, rights, demands, actions, obligations, and causes of action of any and every kind, nature and character, known or unknown, which he may now have, or have ever had, against them, including those arising from or in any way connected with my employment with the Company, the termination thereof, and/or my ownership of stock of the Company. This Release covers all statutory, common law, constitutional and other claims, including but not limited to:

i)            Any and all claims for wrongful discharge, constructive discharge, or wrongful demotion;

(ii)          Any and all claims relating to any contracts of employment, express or implied, or breach of the covenant of good faith and fair dealing, express or implied;

(iii)         Any and all tort claims of any nature, including but not limited to claims for negligence, defamation, misrepresentation, fraud, or negligent or intentional infliction of emotional distress;

(iv)         Any and all claims for wages, compensation, bonuses, commissions, penalties, and/or benefits under any statutory or common law theory whatsoever;

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(v)          Any and all claims for discrimination or harassment based on sex, race, age, national origin, religion, disability, medical condition, or any other protected characteristic under federal, state or municipal statutes or ordinances; any claims under the California Fair Employment and Housing Act, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, 42 U.S.C. Section 1981, the Age Discrimination in Employment Act, the Older Workers’ Benefit Protection Act, the Americans With Disabilities Act, the Employment Retirement Income Security Act, the Family and Medical Leave Act, the California Family Rights Act, the California Labor Code, and any other laws and regulations relating to employment;

(vi)         Any and all claims for attorneys’ fees or costs; and

(vii)        Any and all rights Employee may have to any continuing or future employment with Releasees. Employee agrees that Releasees’ declining to consider any future application for employment shall not in any way be construed or used as evidence of any wrongdoing or breach by Releasees.

(b)            Exclusions. Employee's release is not intended to encompass any rights or claims that cannot be released by Employee as a matter of law, including, but not limited to, claims for workers’ compensation or unemployment benefits. Nor is this release intended to prevent Employee from filing a statutory claim concerning employment with the Company or the termination thereof with the federal Equal Employment Opportunity Commission, the National Labor Relations Board, or similar state agencies. However, if Employee does so, or if any such claim is prosecuted in his/her name before any court or administrative agency, Employee waives and agrees not to take any award of money or other damages from such suit. In addition, this release expressly excludes i) any right to indemnification that Employee may have pursuant to the Company’s bylaws, its corporate charter or under any written indemnification agreement with the Company (or any corresponding provision of any subsidiary or affiliate of the Company) with respect to any loss, damages or expenses (including but not limited to attorneys’ fees to the extent otherwise provided) that Employee may incur with respect to his service as an employee, officer or director of the Company or any of its subsidiaries or affiliates; ii) any rights that Employee may have to insurance coverage for such losses, damages or expenses under any Company (or subsidiary or affiliate) directors and officers liability insurance policy; iii) any equity-based awards previously granted by the Company to Employee, to the extent that such awards continue after the termination of Employee’s employment with the Company in accordance with the applicable terms of such awards; and iv) and all rights granted under this Agreement.

4)             Company Release of Claims. The Company expressly waives and releases any and all claims that the Company or any Company Released Party might possibly have against Employee arising from his employment relationship with the Company or otherwise that may be waived or released by law whether the Company is aware of them or not. Such release includes, but is not limited to, any and all claims relating to any contracts of employment, express or implied, breach of any duties arising therefrom, breach of the covenant of good faith and fair dealing, express or implied, as well as any and all tort claims of any nature, including but not limited to claims for negligence, defamation, misrepresentation, fraud, or negligent or intentional infliction of emotional distress.

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5)            Waiver of Unknown Future Claims. The parties have each read Section 1542 of the Civil Code of the State of California, which provides as follows:

A general release does not extend to claims which the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor or released party.

The parties each understand that Section 1542 gives each party the right not to release existing claims of which he/it are not now aware, unless the party voluntarily chooses to waive this right. Even though Employee and the Company are each aware of this right, each party nevertheless hereby voluntarily waive the rights described in Section 1542, and elects to assume all risks for claims that now exist in his/its favor, known or unknown, arising from the subject matter of this Agreement.

6)            Return of Property. Employee has or will return all property of the Company as specified in the Transition Agreement.

Tilt Holdings Inc.

By:		Date:
Mark Scatterday
Chief Executive Officer

EMPLOYEE

By:		Date:
Marshall Horowitz

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FIRST AMENDMENT - TRANSITION AGREEMENT

This Amendment to the Transition Agreement (the “First Amendment”) is effective as of the dates signed below by and among Marshall Horowitz (“Employee”) and Tilt Holdings Inc. (the “Company”) (together, the "Parties").

RECITALS

A.           The Parties entered into the Transition Agreement (“Transition Agreement”) on April 19, 2021.

B.            The Transition Agreement provides that Employee will separate from the Company on May 28, 2021 or such other date mutually agreed by the Parties.

C.            The Parties hereby agree to amend the Transition Agreement and extend Employee's employment with the Company as set forth below.

NOW THEREFORE, incorporating the foregoing recitals and in consideration of the mutual covenants contained herein, the parties agree as follows:

1.            Separation of Employment. Employee’s final date of employment with the Company will be July 2, 2021 or such other date mutually agreed by the parties (the “Separation Date”).

2.            Ongoing Cooperation. Following the Separation Date, Employee agrees to provide reasonable assistance to the Company as requested for a period of three (3) months, ending on October 1, 2021 ("Cooperation Period"), and agrees that the payment amounts set forth in the Transition Agreement exceed fair and reasonable consideration for such assistance. The Company will reimburse the Employee for any expenses that he reasonably incurs in connection with such cooperation. Employee and the Company agree to sign a form of release as set forth at Attachment B of the Transition Agreement following the completion of the Cooperation Period.

3.            Return of Property. Within seven days after October 1, 2021, or on such other date mutually agreed by the parties, Employee agrees to return his company laptop to the Company, and to return or destroy as appropriate, hard copy and electronic files, and any other proprietary material in Employee’s possession or control. Employee is not authorized to retain any physical, computerized, electronic or other types of copies of any such physical, computerized, electronic or other types of records, documents, proposals, notes, lists, files or materials, or Company equipment unless authorized in writing. Please ensure all applicable property is sent to the corporate office at 2801 E. Camelback Road, Phoenix, AZ - Suite 180. Employee shall be permitted to retain his printer and his file cabinet.

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4.            General Provisions

a. Except as amended herein, all provisions of the Transition Agreement shall remain in full force and effect, and are hereby ratified and confirmed.

b. This First Amendment may not be amended or modified except in a writing signed by the Parties.

c. This First Amendment may be executed in counterparts, including facsimile counterparts or via DocuSign, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile transmission or DocuSign shall be effective delivery of a manually executed counterpart to this First Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date indicated below.

Tilt Holdings Inc.

By:	/s/ Mark Scatterday	Date:	May 17, 2021
Mark Scatterday
Chief Executive Officer

EMPLOYEE

By:	/s/ Marshall Horowitz	Date:	May 17, 2021
Marshall Horowitz

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SECOND AMENDMENT - TRANSITION AGREEMENT

This Second Amendment to the Transition Agreement (the “Second Amendment”) is effective as of the date signed below by and among Marshall Horowitz (“Employee”) and Tilt Holdings Inc. (the “Company”) (together, the "Parties").

RECITALS

A.            The Parties entered into the Transition Agreement (“Transition Agreement”) on April 19, 2021.

B.            The Transition Agreement provides that Employee will separate from the Company on May 28, 2021 or such other date mutually agreed by the Parties.

C.            The Parties Amended the Agreement on or about May 17, 2021 to provide that Employee's employment would extend until July 2, 2021, or such other date mutually agreed by the Parties.

D.            Parties hereby agree to amend the Transition Agreement once again and extend Employee's employment with the Company as set forth below.

NOW THEREFORE, incorporating the foregoing recitals and in consideration of the mutual covenants contained herein, the parties agree as follows:

1.            Separation of Employment. Employee’s final date of employment with the Company will be July 30, 2021 or such other date mutually agreed by the parties (the “Separation Date”).

2.             Ongoing Cooperation. Following the Separation Date, Employee agrees to provide reasonable assistance to the Company as requested for a period of three (3) months, ending on October 29, 2021 ("Cooperation Period"), and agrees that the payment amounts set forth in the Transition Agreement exceed fair and reasonable consideration for such assistance. The Company will reimburse the Employee for any expenses that he reasonably incurs in connection with such cooperation. Employee and the Company agree to sign a form of release as set forth at Attachment B of the Transition Agreement following the completion of the Cooperation Period.

3.            Return of Property. Within seven days after October 29, 2021, or on such other date mutually agreed by the parties, Employee agrees to return his company laptop to the Company, and to return or destroy as appropriate, hard copy and electronic files, and any other proprietary material in Employee’s possession or control. Employee is not authorized to retain any physical, computerized, electronic or other types of copies of any such physical, computerized, electronic or other types of records, documents, proposals, notes, lists, files or materials, or Company equipment unless authorized in writing. Please ensure all applicable property is sent to the corporate office at 2801 E. Camelback Road, Phoenix, AZ - Suite 180. Employee shall be permitted to retain his printer and his file cabinet.

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4.            General Provisions

a. Except as amended herein, all provisions of the Transition Agreement shall remain in full force and effect, and are hereby ratified and confirmed.

b. This Second Amendment may not be amended or modified except in a writing signed by the Parties.

c. This Second Amendment may be executed in counterparts, including facsimile counterparts or via DocuSign, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Amendment by facsimile transmission or DocuSign shall be effective delivery of a manually executed counterpart to this Second Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date indicated below.

Tilt Holdings Inc.

By:	/s/ Gary F. Santo, Jr.	Date:	June 17, 2021
Gary F. Santo, Jr.
Chief Executive Officer

EMPLOYEE

By:	/s/ Marshall Horowitz	Date:	June 17, 2021
Marshall Horowitz

2

THIRD AMENDMENT - TRANSITION AGREEMENT

This Third Amendment to the Transition Agreement (the “Third Amendment”) is effective as of the date signed below by and among Marshall Horowitz (“Employee”) and Tilt Holdings Inc. (the “Company”) (together, the “Parties”).

RECITALS

A.           The Parties entered into the Transition Agreement (“Transition Agreement”) on April 19, 2021.

B.            The Transition Agreement provides that Employee will separate from the Company on May 28, 2021 or such other date mutually agreed by the Parties.

C.            The Parties Amended the Agreement on or about May 17, 2021 to provide that Employee’s employment would extend until July 2, 2021, or such other date mutually agreed by the Parties.

D.            The Parties Amended the Agreement on or about June 17, 2021 to provide that Employee’s employment would extend until July 30, 2021, or such other date mutually agreed by the Parties.

E.            Parties hereby agree to amend the Transition Agreement again and extend Employee’s employment with the Company as set forth below.

NOW THEREFORE, incorporating the foregoing recitals and in consideration of the mutual covenants contained herein, the parties agree as follows:

1.            Separation of Employment. Employee’s final date of employment with the Company will be August 27, 2021 or such other date mutually agreed by the parties (the “Separation Date”).

2.            Ongoing Cooperation. Following the Separation Date, Employee agrees to provide reasonable assistance to the Company as requested for a period of three (3) months, ending on November 26, 2021 (“Cooperation Period”), and agrees that the payment amounts set forth in the Transition Agreement exceed fair and reasonable consideration for such assistance. The Company will reimburse the Employee for any expenses that he reasonably incurs in connection with such cooperation. Employee and the Company agree to sign a form of release as set forth at Attachment B of the Transition Agreement following the completion of the Cooperation Period.

3.            Return of Property. Within seven days after November 26, 2021, or on such other date mutually agreed by the parties, Employee agrees to return his company laptop to the Company, and to return or destroy as appropriate, hard copy and electronic files, and any other proprietary material in Employee’s possession or control. Employee is not authorized to retain any physical, computerized, electronic or other types of copies of any such physical, computerized, electronic or other types of records, documents, proposals, notes, lists, files or materials, or Company equipment unless authorized in writing. Please ensure all applicable property is sent to the corporate office at 2801 E. Camelback Road, Phoenix, AZ - Suite 180. Employee shall be permitted to retain his printer and his file cabinet.

1

4.            General Provisions

a. Except as amended herein, all provisions of the Transition Agreement shall remain in full force and effect, and are hereby ratified and confirmed.

b. This Third Amendment may not be amended or modified except in a writing signed by the Parties.

c. This Third Amendment may be executed in counterparts, including facsimile counterparts or via DocuSign, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile transmission or DocuSign shall be effective delivery of a manually executed counterpart to this Third Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date indicated below.

Tilt Holdings Inc.

By:	/s/ Gary F. Santo, Jr.	Date:	July 19, 2021
Gary F. Santo, Jr.
Chief Executive Officer

EMPLOYEE

By:	/s/ Marshall Horowitz	Date:	July 19, 2021
Marshall Horowitz

2

FOURTH AMENDMENT - TRANSITION AGREEMENT

This Fourth Amendment to the Transition Agreement (the “Fourth Amendment”) is effective as of the date signed below by and among Marshall Horowitz (“Employee”) and Tilt Holdings Inc. (the “Company”) (together, the “Parties”).

RECITALS

A.           The Parties entered into the Transition Agreement (“Transition Agreement”) on April 19, 2021.

B.            The Transition Agreement provides that Employee will separate from the Company on May 28, 2021 or such other date mutually agreed by the Parties.

C.            The Parties Amended the Agreement on or about May 17, 2021 to provide that Employee’s employment would extend until July 2, 2021, or such other date mutually agreed by the Parties.

D.           The Parties Amended the Agreement on or about June 17, 2021 to provide that Employee’s employment would extend until July 30, 2021, or such other date mutually agreed by the Parties.

E.            The Parties Amended the Agreement on or about July 19, 2021 to provide that Employee’s employment would extend until August 27, 2021, or such other date mutually agreed by the Parties.

F.            Parties hereby agree to amend the Transition Agreement again and extend Employee’s employment with the Company as set forth below as well as Employee’s period to extend his options.

NOW THEREFORE, incorporating the foregoing recitals and in consideration of the mutual covenants contained herein, the parties agree as follows:

1.            Separation of Employment. Employee’s final date of employment with the Company will be September 17, 2021 or such other date mutually agreed by the parties (the “Separation Date”).

2.            Extension of Option Exercise Period. On or prior to November 30, 2022, the Company will provide Employee with technical assistance in the exercise of any stock options, including exploring the possibility of providing Employee the option of a “cashless exercise” of any stock options. Employee shall have until November 30, 2022 to exercise any and all of his vested options, which are those specified in sub-section 2(d) of the Transition Agreement and attachment A thereto, as well as the 400,000 options previously vested under his original employment agreement. Such extension shall be reflected in a duly authorized amendment to the relevant stock plans.

1

3.            Ongoing Cooperation. Following the Separation Date, Employee agrees to provide reasonable assistance to the Company as requested for a period of three (3) months, ending on December 17, 2021 (“Cooperation Period”), and agrees that the payment amounts set forth in the Transition Agreement exceed fair and reasonable consideration for such assistance. The Company will reimburse the Employee for any expenses that he reasonably incurs in connection with such cooperation. Employee and the Company agree to sign a form of release as set forth at Attachment B of the Transition Agreement following the completion of the Cooperation Period.

4.            Return of Property. Within seven days after December 17, 2021, or on such other date mutually agreed by the parties, Employee agrees to return his company laptop to the Company, and to return or destroy as appropriate, hard copy and electronic files, and any other proprietary material in Employee’s possession or control. Employee is not authorized to retain any physical, computerized, electronic or other types of copies of any such physical, computerized, electronic or other types of records, documents, proposals, notes, lists, files or materials, or Company equipment unless authorized in writing. Please ensure all applicable property is sent to the corporate office at 2801 E. Camelback Road, Phoenix, AZ - Suite 180. Employee shall be permitted to retain his printer and his file cabinet.

5.            General Provisions

a. Except as amended herein, all provisions of the Transition Agreement shall remain in full force and effect, and are hereby ratified and confirmed.

b. This Fourth Amendment may not be amended or modified except in a writing signed by the Parties.

c. This Fourth Amendment may be executed in counterparts, including facsimile counterparts or via DocuSign, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Fourth Amendment by facsimile transmission or DocuSign shall be effective delivery of a manually executed counterpart to this Fourth Amendment.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date indicated below.

Tilt Holdings Inc.

By:	/s/ Gary F. Santo, Jr.	Date:	August 13, 2021
Gary F. Santo, Jr.
Chief Executive Officer

EMPLOYEE

By:	/s/ Marshall Horowitz	Date:	August 13, 2021
Marshall Horowitz

3

FIFTH AMENDMENT - TRANSITION AGREEMENT

This Fifth Amendment to the Transition Agreement (the “Fifth Amendment”) is effective as of the date signed below by and among Marshall Horowitz (“Employee”) and Tilt Holdings Inc. (the “Company”) (together, the “Parties”).

RECITALS

A.           The Parties entered into the Transition Agreement (“Transition Agreement”) on April 19, 2021.

B.            The Transition Agreement provides that Employee will separate from the Company on May 28, 2021 or such other date mutually agreed by the Parties.

C.            The Parties Amended the Agreement on or about May 17, 2021 to provide that Employee’s employment would extend until July 2, 2021, or such other date mutually agreed by the Parties.

D.            The Parties Amended the Agreement on or about June 17, 2021 to provide that Employee’s employment would extend until July 30, 2021, or such other date mutually agreed by the Parties.

E.            The Parties Amended the Agreement on or about July 19, 2021 to provide that Employee’s employment would extend until August 27, 2021, or such other date mutually agreed by the Parties.

F.            The Parties Amended the Agreement on or about August 13, 2021 to provide that Employee’s employment would extend until September 17, 2021, or such other date mutually agreed by the Parties.

G.            Parties hereby agree to amend the Transition Agreement again and extend Employee’s employment with the Company as set forth below as well as Employee’s period to extend his options.

NOW THEREFORE, incorporating the foregoing recitals and in consideration of the mutual covenants contained herein, the parties agree as follows:

1.            Separation of Employment. Employee’s final date of employment with the Company will be October 1, 2021 or such other date mutually agreed by the parties (the “Separation Date”).

2.            Extension of Option Exercise Period. On or prior to December 31, 2022, the Company will provide Employee with technical assistance in the exercise of any stock options, including exploring the possibility of providing Employee the option of a “cashless exercise” of any stock options. Employee shall have until December 31, 2022 to exercise any and all of his vested options, which are those specified in sub-section 2(d) of the Transition Agreement and attachment A thereto, as well as the 400,000 options previously vested under his original employment agreement. Such extension shall be reflected in a duly authorized amendment to the relevant stock plans.

1

3.            Ongoing Cooperation. Following the Separation Date, Employee agrees to provide reasonable assistance to the Company as requested for a period of three (3) months, ending on December 31, 2021 (“Cooperation Period”), and agrees that the payment amounts set forth in the Transition Agreement exceed fair and reasonable consideration for such assistance. The Company will reimburse the Employee for any expenses that he reasonably incurs in connection with such cooperation. Employee and the Company agree to sign a form of release as set forth at Attachment B of the Transition Agreement following the completion of the Cooperation Period.

4.            Return of Property. Within seven days after December 31, 2021, or on such other date mutually agreed by the parties, Employee agrees to return his company laptop to the Company, and to return or destroy as appropriate, hard copy and electronic files, and any other proprietary material in Employee’s possession or control. Employee is not authorized to retain any physical, computerized, electronic or other types of copies of any such physical, computerized, electronic or other types of records, documents, proposals, notes, lists, files or materials, or Company equipment unless authorized in writing. Please ensure all applicable property is sent to the corporate office at 2801 E. Camelback Road, Phoenix, AZ - Suite 180. Employee shall be permitted to retain his printer and his file cabinet.

5.            General Provisions

a. Except as amended herein, all provisions of the Transition Agreement shall remain in full force and effect, and are hereby ratified and confirmed.

b. This Fifth Amendment may not be amended or modified except in a writing signed by the Parties.

c. This Fifth Amendment may be executed in counterparts, including facsimile counterparts or via DocuSign, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Fifth Amendment by facsimile transmission or DocuSign shall be effective delivery of a manually executed counterpart to this Fifth Amendment.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the date indicated below.

Tilt Holdings Inc.

By:	/s/ Gary F. Santo, Jr.	Date:	September 11, 2021
Gary F. Santo, Jr.
Chief Executive Officer

EMPLOYEE

By:	/s/ Marshall Horowitz	Date:	September 11, 2021
Marshall Horowitz

3